UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2003

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 4. Changes in Registrant’s Certifying Accountant
Item 7. Exhibits and Financial Statements
SIGNATURES
Ex-99 Press Release

Item 4.	Changes in Registrant’s Certifying Accountant	2

Item 7.	Exhibits and Financial Statements	2

Signatures		3

Exhibit 99.1	Press Release dated October 2, 2003

Item 4. Changes in Registrant’s Certifying Accountant

On October 2, 2003, the Audit Committee of Catalina Marketing Corporation (the “Registrant”) appointed PricewaterhouseCoopers LLP (“PwC”) as the Registrant’s independent auditors. A copy of the press release announcing the engagement of PwC is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

During the two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant did not consult PwC regarding (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that PwC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Exhibits and Financial Statements

     Exhibit 99.1 – Press Release

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SIGNATURES

October 8, 2003	CATALINA MARKETING CORPORATION

(Registrant)

/s/ Christopher W. Wolf

Christopher W. Wolf Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)

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